UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2008

Commission File No. 841105-D

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314
(Registrant's telephone number, including area code)

Inapplicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends the report on Form 8-K filed by Bar Harbor Bankshares (the "Company") with the Securities and Exchange Commission on November 24, 2008 (the "Original Report") to furnish an exhibit that was inadvertently omitted in the process of electronically filing the Original Report. Specifically, the Change in Control Agreement identified in the exhibit table to the Original Report as item 10.1, "Change in Control Agreement for Marsha Sawyer," was inadvertently omitted from the Original Report upon electronic filing and is now being furnished by the Company.

There are no other changes to the remainder of the Original Report

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

        10.1 Change in Control Agreement for Marsha Sawyer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2008

BAR HARBOR BANKSHARES

 /s/Joseph M Murphy

Joseph M. Murphy
President and Chief Executive Officer